Investor Presentation
February 8, 2006

The Power of People and Ideas

Safe Harbor Statement
       This document contains “forward-looking” statements, as that term is defined by the federal securities laws, about our financial condition, results of operations and business. Forward-looking statements include certain anticipated, believed, planned, forecasted, expected, targeted and estimated results along with Metaldyne’s outlook concerning future results.  These forward-looking statements are subject to numerous assumptions, risks and uncertainties. Because the statements are subject to risks and uncertainties, actual results may differ materially from those expressed or implied by the forward-looking statements. We caution readers not to place undue reliance on the statements, which speak only as of the date hereof. Risks and uncertainties that could cause actual results to vary materially from those anticipated in the forward-looking statements included in this report include general economic conditions in the markets in which we operate and industry-based factors such as:
declines in North American automobile and light truck builds, reductions in outsourcing by our automotive customers, increases in our raw material and energy costs, labor costs and strikes at our major direct and indirect customers and at our facilities, dependence on significant automotive customers, the level of competition in the automotive supply industry and pricing pressures from our customers, technological developments that could competitively disadvantage us, and risks associated with conducting business in foreign countries.  In addition, factors more specific to us could cause actual results to vary materially from those anticipated in the forward-looking statements included in this report such as substantial leverage, limitations imposed by our debt instruments, the adequacy of our liquidity to meet our capital expenditures and other cash requirements, our ability to identify attractive and other strategic opportunities and to successfully integrate acquired businesses including actions we have identified as providing cost-saving opportunities.  We do not undertake any obligation to review or confirm analysts' expectations or estimates or to release publicly any revisions to any forward-looking statements to reflect events or circumstances after the date of this report or to reflect the occurrence of unanticipated events.

Agenda
▪
Metaldyne Overview
▪
Product/Customer Strategy
▪
Sales Update
▪
Financial Review

The largest independent supplier of engine, driveline and chassis components, systems  and modules to the global automotive industry
Note:          N.A. Forging is excluded in the numbers above from Powertrain and Chassis.
For external purposes $26 million and $16 million of N.A. Forging relate to Powertrain in 2004 and 2005 Q2
YTD respectively; and $320 million and $183 million relate to Chassis in 2004 and 2005 Q2 YTD respectively.
▪
Steering & Rear Knuckles
▪
Upper & Lower
Control Arms
▪
Mini-Corner Assemblies
▪
Wheel Spindles
▪
Wheel Hubs

▪
Connecting Rods & Bearing Caps
▪
Front Engine Modular Assemblies
▪
Balance Shaft Modules
▪
Exhaust Manifolds
▪
Crankshaft Dampers & Isolation
Pulleys
▪
Differential Case
Components & Assemblies
▪
Powertrain, Gears,
Shafts & Components
▪
Wheel Hubs
Powertrain
N. American Forging
Chassis
2004 Sales (Actual):                                         $826
2005 Sales (Q3 YTD):                                       $729
Q3 2005 YTD up 18% versus 2004

2004 Sales (Actual):                                         $832
2005 Sales (Q3 YTD):                                      $673
Q3 2005 YTD up 8% versus 2004
2004 Sales (Actual):                                         $346
2005 Sales (Q3 YTD):                                      $279
Q3 2005 YTD up 7% versus 2004

Metaldyne Product Structure

The largest independent supplier of engine, driveline and chassis components, systems  and modules to the global automotive industry
▪
Steering & Rear Knuckles
▪
Upper & Lower
Control Arms
▪
Mini-Corner Assemblies
▪
Wheel Spindles
▪
Wheel Hubs

▪
Connecting Rods & Bearing Caps
▪
Front Engine Modular Assemblies
▪
Balance Shaft Modules
▪
Exhaust Manifolds
▪
Crankshaft Dampers & Isolation
Pulleys
Powertrain
Chassis
2004 Sales (Actual):                                         $826
2005 Sales (Q3 YTD):                                       $729
Q3 2005 YTD up 18% versus 2004

2004 Sales (Actual):                                         $832
2005 Sales (Q3 YTD):                                      $673
Q3 2005 YTD up 8% versus 2004
Note:          N.A. Forging is excluded in the numbers above from Powertrain and Chassis.
For external purposes $26 million and $16 million of N.A. Forging relate to Powertrain in 2004 and 2005 Q2
YTD respectively; and $320 million and $183 million relate to Chassis in 2004 and 2005 Q2 YTD respectively.
Metaldyne Product Structure

2000
MascoTech Auto
2005E
Metaldyne
Metaldyne
Core Products
N.A. Forging
45%
55%
14%
86%
Sales Revenue 2000 / 2005E / 2009E
10%
90%
2009E
Metaldyne
Growth Strategy - Metaldyne Transformation

Sales
EBITDA
$112
$135
$164
Metaldyne Update: Q3 YTD
▪
Metaldyne achieved top line growth of
approximately 11.7% through Q3 YTD 2005,
despite a 1.3% decline at Big Three
automakers over the past year.
▪
Best Q3 YTD EBITDA performance
in company history.
▪
Business model has been strongly
embraced by OEMs.
▪
$400mm in new business
awards launching in 2005
▪
Global footprint now established with expansion
continuing in China and Korea
▪
Diversification in Metaldyne’s
customer base continues.
▪
Growth with Toyota, Honda, Nissan,
Hyundai, Renault and BMW
▪
Modules replacing components

2005 Highlights
Market Performance
$294.8 Million Q3 YTD in new business awards
▪
New Castle awarded knuckles and control arms for
North American OEMs
▪
Korea and Fremont Awarded Balance Shaft Modules
▪
Hamburg and North Vernon Awarded Exhaust Products and
Connecting Rods
▪
Barcelona and Lyon Awarded Engine NVH Products

2005 Highlights
Other Key Initiatives
▪
Completed Final AR Securitization with GE
▪
Added Estimated $30-40m of Additional Liquidity on Daily Basis vs. Old Facility
▪
Successfully Addressed Risks of GM/Ford Downgrade
▪
Signed Agreement to Sell North American Forging Business
▪
Received Hyundai Supplier award
▪
GM and Hyundai Conn Rod Launches
▪
PSA NVH Product Launch
▪
Launch of New Plant in Hangzhou, China
▪
Facility Groundbreaking in Suzhou, China

▪
Historical CAPEX
reinvestment has averaged
over 75%  of EBITDA since 2002
▪
New business model implemented,
expanded technologies, growing global
footprint
▪
Metaldyne’s revenue base
expected to grow through 2010
▪
Current estimates of “awarded” business
launching through 2009 over $650 million
▪
Over $150 million of “highly probable” business
▪
Over $700 million of “tracking business” in
discussion
2006 Capital Expenditures expected to be $75 million.
2006 expected to be CASH FLOW POSITIVE
Historical and Forecasted CAPEX (millions $)

Metaldyne has invested more than industry
to change business model...
…However, 2006 capital will be
more in line with industry.

Spend
$200 million
above industry
average.

5 Years of Significant Investment

The Power of People and Ideas
Product/Customer Strategy

Existing Facility in 2001
New Since 2001

Canada
Mexico
Brazil
EUROPE
United
Kingdom
France
Germany
Czechia
Italy
Spain
ASIA
Japan
Korea
China
India
Sales
and /or
R&D
Engine
Products
PM & Con
Rod
Vibration
Control
Hydraulic
Controls
Chassis
Products
Forgings
United States
Driveline
Products
06
07
TBD
06
06
06
06
Metaldyne Global Footprint - Current

Americas	Europe	Asia
English	French	Chinese
Spanish	German	Japanese
Korean
Metaldyne Goes to Market Globally
▪
Engineering expertise
▪
Manufacturing expertise
▪
Offering truly global solutions
Addressing our customers in their native language

English

Spanish

French

German

Chinese

Japanese

Korean

Key Products

Growth Strategy:
•
Increase Value-Add
Content
•
Pursue OEM Outsourcing
Key Products

Growth Strategy:
•
Increase Value-Add
Content
•
Expand Core
Capabilities Globally
Key Products

Growth Strategy:
•
Increase Value-Add
Content
•
Pursue OEM Outsourcing
Key Products

Growth Strategy:
•
Increase Value-Add
Content
•
Expand Core
Capabilities Globally
Key Products

Growth Strategy:
•
Increase Value-Add
Content
•
Pursue OEM Outsourcing
•
Acquire Strategic OEM
Business
•
Leverage Market
Consolidation
•
Expand Core Capabilities
Globally
Key Products

Growth Strategy:
•
Increase Value-Add
Content
•
Expand Core
Capabilities Globally
Key Products

Growth Strategy:
•
Increase Value-Add
Content
•
Leverage Market
Consolidation
Key Products

●
Hundreds of parts moving
at incredible speeds
●
High-speed vibration
under the hood
●
Inevitable whines,
shudders, rattles, squeaks
The Science of Quiet – Engineering Reality

●
Elimination
of discernible noise
and vibration
●
Environment for
concert-hall sound
system experience
●
Quiet interior correlates
directly
to customer
satisfaction
The Science of Quiet – Ultimate Customer Goal

●
Integrated engine
designs with
benchmark-level
NVH performance
–
Highly-engineered
rubber and viscous
dampers
–
Energy efficient
balance shaft modules
The Science of Quiet – Making the Goal a Reality

The Power of People and Ideas
Sales Update

200
5
OEM Total Sales
(1)Sales to end vehicle platforms (sees through Tier 1 sales relationships)

(2)Includes sales that are currently being manufactured; business that has been “awarded” (with a purchase order and/or letter of intent in
Company possession); “highly probable” quoted business that has a prototype order or an encouraging letter from the customer; and other
“tracking” business that has been quoted to the customer.
2009

2005
OEM Total Sales
(1)Sales to end vehicle platforms (sees through Tier 1 sales relationships)

(2)Includes sales that are currently being manufactured; business that has been “awarded” (with a purchase order and/or letter of intent in Company possession); “highly probable” quoted business that has a prototype order or an encouraging letter from the customer; and
other “tracking” business that has been quoted to the customer.
2009
Key Customer Growth:
7% - 20%

2006 New Program Launches	Peak Sales (millions)
Knuckles/Mini Corner Modules	41.6
Control Arms	8.6
Dampers	16.3
Connecting Rods	35.6
Valve Bodies	25.2
Differential Gears/Assemblies	64.3
Balance Shaft Modules	30.7
Wheel Hubs	10.6
Other	160.9
2006 New Program Launches Approximately $400 million
2006 New Program Launches

              Key 2006 Forecast Assumptions
▪
Vehicle Production consistent
with CSM forecast
▪
GM 0.4% increase, Ford 3.4%
decline and DCX 0.8% decline
▪
Total Big 3 Production 1.1% decline
▪
Total NAFTA Production 0.3% increase
(millions)
2005 Q3 LTM Sales	$2,180
Less: Q3 LTM NAF Sales (1)	$(318)
Adjusted 2005 Q3 LTM Sales	$1,862
Net of $47.3 million of inter-company sales
Sales Outlook

Metaldyne’s Building Blocks of Success
▪
Large Reliance on DaimlerChrysler in
North American Market
▪
Product-focused Growth Strategies Built Upon
Value-Added Content to all Customers
▪
Rapid Expansion of Asia Footprint and Customers
▪
Primary Emphasis on Operating Acumen

The Power of People and Ideas

The Power of People and Ideas
Financial Review

400,000
800,000
1,200,000
1,600,000
2,000,000
2001
2002
2003
2004
Q3 05
LTM
90,000
130,000
170,000
210,000
Sales
EBITDA
Sales vs. EBITDA – 2001 Thru Q3 2005
Includes New Castle in 2004 and 2005; excludes TriMas
Historical Financials | Excluding Forging

Recent Quarter End Undrawn
Commitments
▪
No updates to Q4 guidance from
January 8K (see Appendix)
▪
Actual presentation of 2005
results will differ due to North
American Forging sale
–
NA Forging will be presented
as discontinued operations
–
Significant non-cash cost will
accompany the sale

Q4 2005 Preliminary Outlook
Represents quarter-ended liquidity position as consistently
calculated. Note that this number tends to inflate quarter-end liquidity due to quarter-end cash collections.
Proforma impact of
NAF sale, bank
amendment and Term
D raise

Financial Update

Bank Amendment & Consent Overview
▪
The Company received a lender consent to its planned divestiture of its North
American Forging business, covenant relief, and new money to enhance its liquidity profile as follows:
▪
Consent to divestiture of the Company’s North American Forging business with net proceeds of $116.2 million used to pay down debt as follows:
▪
Mandatory prepayment of $25.0 million of Term Loan D
▪
Mandatory prepayment of $45.0 million of leases (collateral provided to banks)
▪
$61.3 million paydown of operating leases include:
▪
Approximately $11 million to buyout of NA Forging leases
▪
Approximately $50 million to opportunistically eliminate $12.4 million in annual leasing expense
▪
Estimated paydown of A/R facility as NA Forging receivables roll off (expected to be $31.5 million)
▪
Remainder (approximately $14.7 million) used at the Company’s discretion to pay down portions of Revolver outstandings, A/R facility outstandings and/or additional leases
▪
Covenant relief
▪
Allowed up to $50 million of additional Term Loan D with net proceeds to be used at the
Company’s discretion to pay down portions of Revolver outstandings, A/R facility outstandings and/or additional leases
▪
In aggregate, these measures will increase undrawn commitments by approximately
$57 million

  Estimated Sources and Uses
Underlying assets of off-balance sheet leases pledged to banks as new collateral
Adjust capital expenditures basket as follows:
2006 $80 million (no prior carry-forward)
2007 $90 million
2008; thereafter $95 million
1 year carry-forward of unused portion from 2006 onward
20% of future acquired assets

▪
Provide covenant relief as follows:

▪
Increase R/C coupon by 25 bps as follows:

▪
Eliminate any remaining baskets for sale/leasebacks on existing assets
Bank Amendment & Consent Overview

Summary of Facility

The Power of People and Ideas
Appendix

($ in millions)
▪
NA Forging will be reported as discontinued
operations on the 2005 financial statements.
This is not reflected on this format.
▪
Costs to divest NA forging business not included
▪
Expected to incur significant non-cash loss upon
sale
▪
Q4 2005 does not include an estimate for
Fixed Asset gains and losses.
▪
Operating Profit and Adjusted EBITDA
include
▪
2004:
$2.8 million in fees relating to the 2004 accounting
investigation.
▪
2005:
$3.6 million FAS 106 curtailment gain
Approximately $1.0M of severance
Approximately $0.6M of Sarbanes Oxley costs

Q4 2005 Outlook as presented in 1/11/06 8K Filing

($ in 000s)
Q3 2004 EBITDA
contains a $4.5
million reduction
of management
incentive
compensation.
Q3 2005 Performance

(1) The Company defines Adjusted EBITDA as net income (loss) before cumulative effect of accounting change and before interest, taxes, depreciation, amortization, asset impairment, non-cash losses on sale-leaseback of and equipment and non-cash restricted stock award expense.  See reconcilation of Net Income to Adjusted EBITDA in the appendix.

(2) Note that the Company received approximately $19 million and $84 million in the third quarter and the YTD third quarter of 2005 respectively in pricing related to material cost increases for the components it manufactures.  However, these cost increases were a direct pass through to the customers and the Company did not make any margin on this price increase.  Adjusting sales to eliminate this price increase, margin would have been 0.3%
higher in the third quarter and 0.5% higher in the YTD third quarter of 2005.

(3) Restructuring expense mainly due to reduction in headcount in response to 2005 and 2004 economic conditions.

($ in millions - except per share data)
Income Statement

($ in millions)
Summary Balance Sheet

($ in millions)
Metaldyne Undrawn Commitments at 10-02-05

The Power of People and Ideas